                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                      BIZNESSONLINE.COM, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            BiznessOnline.com, Inc.
                                 1720 Route 34
                                  PO Box 1347
                             Wall, New Jersey 07719

                                                                  April 29, 2002

Dear BiznessOnline.com Stockholder:

    You are cordially invited to attend the 2002 annual meeting of stockholders of BiznessOnline.com, Inc. which will be held at the Sheraton Eatontown Hotel & Conference Center, Eatontown, New Jersey, on Friday, June 7, 2002, at
10:00 a.m. local time. I look forward to greeting as many of our stockholders as possible.

    Details of the business to be conducted at the annual meeting are given in the attached notice of annual meeting and proxy statement.

    Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the meeting. Alternatively, you may also vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you so desire, you may withdraw your proxy and vote in person at the annual meeting.

    We look forward to meeting those of you who will be able to attend the annual meeting.

                                          Sincerely,

                                          /s/ MARK E. MUNRO
                                          Mark E. Munro, Chairman of the Board
                                          President, Chief Executive Officer,
                                          Secretary and Treasurer

                            BIZNESSONLINE.COM, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 7, 2002

TO THE STOCKHOLDERS OF BIZNESSONLINE.COM, INC.:

    NOTICE IS HEREBY GIVEN that the 2002 annual meeting of stockholders of BiznessOnline.com, Inc., a Delaware corporation, will be held at the Sheraton Eatontown Hotel & Conference Center, Eatontown, New Jersey on June 7, 2002, at 10:00 a.m. local time, for the following purposes:

    1. To elect three directors to our board of directors to serve until the 2003 annual meeting of stockholders and thereafter until their successors are duly elected and qualified.

    2.  The approval of the Biznessonline.com, Inc. 2002 Stock Plan.

    3. To transact such other business, if any, as may properly come before the annual meeting or any adjournments thereof.

    We have no knowledge of any other business to be transacted at the annual meeting.

    A copy of our Form 10-K for the fiscal year ended December 31, 2001 (which constitutes our annual report to the stockholders for the past year) which contains consolidated financial statements and other information of interest to stockholders, has been mailed to the stockholders prior to or simultaneously with the mailing of this proxy material.

    Only stockholders of record at the close of business on Monday, April 8, 2002 are entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. All stockholders are cordially invited to attend the annual meeting.

    YOUR VOTE IS IMPORTANT TO BIZNESSONLINE.COM. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND DATE YOUR ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. ALTERNATIVELY, YOU MAY ALSO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL BE WITHDRAWN AND YOU MAY VOTE IN PERSON.

                                          By Order of the Board of Directors

                                          /s/ MARK E. MUNRO
                                          Mark E. Munro, Secretary

Wall, New Jersey
April 29, 2002

                            BiznessOnline.com, Inc.
                                 1720 Route 34
                                  PO Box 1347
                             Wall, New Jersey 07719

                            ------------------------

                                PROXY STATEMENT

                     For the annual meeting of stockholders
                           to be held on June 7, 2002

                            ------------------------

    This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the board of directors of BiznessOnline.com, Inc., a Delaware corporation, for use at our annual meeting of stockholders to be held at the Sheraton Eatontown Hotel & Conference Center, Eatontown, New Jersey on Friday, June 7, 2002, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The notice of annual meeting, this proxy statement, the accompanying form of proxy, and our Form 10-K for the year ended December 31, 2001 which constitutes our annual report to stockholders for that year, are being mailed to stockholders on or about May 8, 2002. Our principal executive offices are located at 1720 Route 34, PO Box 1347, Wall, New Jersey 07719 and our telephone number is (732) 280-6408.

    SOLICITATION. The cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by BiznessOnline.com. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries, and custodians to forward to beneficial owners of common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, our directors, officers, and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

    RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES. The board of directors has fixed Monday, April 8, 2002 as the record date for determining holders of our common stock, $0.01 par value per share, who are entitled to vote at the annual meeting. As of March 31, 2002, there were 10,826,538 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting.

    As of March 31, 2002, there were 50,000 shares of senior preferred stock, par value $.01 per share, outstanding and entitled to vote. The holders of the senior preferred stock are entitled to vote with the holders of common stock on all matters on which the holders of common stock have a right to vote. The holders of the senior preferred stock have an aggregate number of votes on each matter equal to 45% of the total votes held by the holders of the common stock and senior preferred stock voting together as a single class.

    A majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum at the meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal, because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker non-votes are not counted in the vote totals and will have no effect on any proposal scheduled for consideration at the annual meeting, because they are not considered votes cast. Directions to withhold authority will have no effect on the election of directors, because directors are elected by a plurality of the votes cast. For purposes of determining stockholder approval, abstentions will be treated as shares voted against approval of the 2002 Stock Plan.

    The three nominees for director who receive the greatest number of votes cast in person or by proxy at the meeting will be elected directors of BiznessOnline.com. The affirmative vote of the holders of a majority of the shares of our voting stock present or represented by proxy and voting on the matter is required to approve the 2002 Stock Plan.

    Stockholders may vote by any one of the following means:

    - by mail;

    - by telephone (toll free);

    - over the Internet; or

    - in person, at the annual meeting.

    To vote by mail, sign, date, and complete the enclosed proxy card and return it in the enclosed, self-addressed envelope. No postage is necessary if the proxy card is mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker, or other nominee, they will give you separate instructions for voting your shares.

    REVOCABILITY OF PROXY AND VOTING OF SHARES. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by submitting a new proxy with a later date, by notifying with our corporate secretary, in writing, at our principal executive offices located at 1720 Route 34, PO Box 1374, Wall, New Jersey 07719, or attending the annual meeting and voting in person. Unless you decide to vote your shares in person, you should revoke your proxy card in the same way you initially submitted it, that is by telephone, Internet or mail. If not revoked, the proxy will be voted at the annual meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted:

    - FOR the election of the three director nominees named herein;

    - FOR the approval of the Biznessonline.com, Inc. 2002 Stock Plan; and

    - In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the annual meeting or any adjournments thereof.

                             ELECTION OF DIRECTORS

(PROPOSAL 1)

    Three directors are to be elected at the annual meeting for a term of one year and until their successors shall be elected and qualified. Each of the nominees is presently a member of our board of directors. Each nominee has indicated his willingness to serve, if elected. In the event that any nominee should become unavailable for election, which is not now expected, a substitute nominee or nominees may be designated by our board of directors.

    Please note that current directors, Robert Byrne and Joseph Luciano will not seek reelection to the board and their current terms will terminate effective with the election of directors at the stockholders' meeting. We would like to thank Mr. Byrne and Mr. Luciano for their service to the Company and wish them well with their future endeavors. Please note that there are five (5) available board positions and only three (3) nominees currently designated to fill these positions. One position is being held in the event that the holders of our senior preferred stock seek to exercise their right to appoint a member to our board. We have no current plans to fill the vacant seat. You may not vote for more than three (3) nominees presented herein.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

    Biographical and certain other information concerning all of our director nominees is set forth below:

NAME                                             AGE      PRINCIPAL OCCUPATION
----                                           --------   --------------------
Mark E. Munro................................     39      Chairman of the board of directors, president,
                                                          chief executive officer, secretary and treasurer
                                                          of BiznessOnline.com, Inc. since June 1998; from
                                                          October 1996 until September 1997, president of
                                                          sales, marketing and distribution and director
                                                          of VSI Enterprises, Inc., a video conferencing
                                                          equipment manufacturer; from August 1990 until
                                                          1996, chief executive officer, treasurer and
                                                          director of Eastern Telecom, Inc.; from
                                                          September 1997 to June 1998, managed personal
                                                          investments.

S. Keith London..............................     35      Director and from June 1998 until October 2001
                                                          executive vice president of BiznessOnline.com,
                                                          Inc.; from October 1996 until August 1997,
                                                          director of business development for Eastern
                                                          Telecom, Inc.; from March 1994 until October
                                                          1996, associate director at Geneva Corporate
                                                          Finance, Inc.; from August 1997 to June 1998,
                                                          assisted Mr. Munro reviewing prospective
                                                          investment opportunities.

John B. Fraser...............................     67      Self-employed business consultant since January
                                                          1999; director of Worldtex, Inc.; from 1994 to
                                                          January 1999, president of Geneva Financial
                                                          Corporation, an investment banking firm; and
                                                          director of BiznessOnline.com, Inc. since 1999.

    There are no family relationships between any of the foregoing persons.

    INFORMATION ABOUT THE BOARD AND ITS COMMITTEES. During the fiscal year ended December 31, 2001, our board of directors held three meetings. All of our directors attended all board meetings and all meetings of the board committees on which they served.

    The board of directors has two committees, an audit committee and a compensation committee. The board has no nominating committee as the board as a whole reviews qualifications and recommends to the stockholders the election of directors.

    AUDIT COMMITTEE. The audit committee provides assistance to the directors in fulfilling their responsibility to the stockholders and investment community relating to the corporate accounting, reporting practices, and the quality and integrity of our financial reports.

    The independent auditors meet with the audit committee to review and discuss various matters pertaining to the audit, including our financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures, and policies that we utilize. During 2001, the audit committee consisted of Robert A. Byrne, John B. Fraser and Mark E. Munro. The audit committee met two times during the fiscal year ended December 31, 2001.

    COMPENSATION COMMITTEE. The board of directors has a compensation committee, which administers our stock option plans. The compensation committee also approves salaries, bonuses, and other compensation arrangements and policies for our officers. During 2001, the compensation committee consisted of John B. Fraser and Joseph Luciano and met one time during the fiscal year ended December 31, 2001.

    COMPENSATION OF DIRECTORS. Directors who are also employees of BiznessOnline.com receive no additional compensation for attendance at board meetings. Non-employee directors receive $7,500 per year plus reimbursement for out-of-pocket expenses incurred in attending the meetings. Non-employee directors also receive stock options from our 1999 Non-Employee Director Stock Incentive Plan. During the year ended December 31, 2001, Robert A. Byrne, Joseph Luciano, and John B. Fraser each received options to purchase 30,000 shares of our common stock exercisable for $0.20 per share, each option vesting as to 10,000 shares on January 16, 2001 (the grant date) and as to 10,000 shares on January 16, 2002 and January 16, 2003.

AUDIT COMMITTEE REPORT.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR ANY OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THAT MIGHT INCORPORATE THIS PROXY STATEMENT BY REFERENCE, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING UNLESS A SPECIFIC REFERENCE TO THIS REPORT IS INCLUDED IN SUCH FILING.

    MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE. Two of the three members of our audit committee, Robert A. Byrne and John B. Fraser, are independent as defined under the National Association of Securities Dealers' listing standards. The third member, Mark E. Munro, is our president and chief executive officer. The audit committee operates under a written charter, which is included in this proxy statement as Appendix A.

    The primary function of the audit committee is to assist our board in fulfilling its oversight responsibilities with respect to the annual financial information to be provided to stockholders and to the Securities and Exchange Commission, the system of internal controls that management has established, and the internal and external audit process. In addition, the audit committee provides an avenue for communication between our internal audit procedures, our independent accountants, financial management, and the board of directors.

    In this context, the audit committee met on February 16, 2002 and March 5, 2002 to review the financial statements for the year ended December 31, 2001. At the meeting, management represented to the committee that the financial statements of BiznessOnline.com were prepared in accordance with generally accepted accounting principles, and the committee reviewed and discussed the financial statements with management and KPMG LLP. The committee also discussed with KPMG LLP matters required to be discussed by statement of Auditing Standards No. 61 (Communications with Audit Committees), including the accounting standards used in the audit.

    The audit committee was provided with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) by KPMG LLP and discussed with the auditors their independence.

    Based on the audit committee's discussion with management and KPMG LLP and the committee's review of the representations of management and the report of KPMG LLP to the committee, the committee recommended that the board include the audited financial statements in our annual report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission.

                                          The Audit Committee,
                                          Robert A. Byrne
                                          John B. Fraser
                                          Mark E. Munro

                               EXECUTIVE OFFICERS

    Listed below are the names, ages and positions, as of December 31, 2001, of our executive officers, each of which was elected by the board of directors to serve in their respective capacities until their successors are duly elected and qualified.

NAME                                             AGE      POSITION WITH BIZNESSONLINE.COM, INC.
----                                           --------   -------------------------------------
Mark E. Munro................................     39      Chairman of the board of directors, president,
                                                          chief executive officer, treasurer and secretary

Joseph J. Sullivan, III......................     45      Chief operating officer

Daniel J. Sullivan...........................     44      Chief financial officer and vice president

    There are no family relationships among the foregoing persons.

    For a description of the business experience of Mark E. Munro, please refer to the "Election of Directors" section above.

    Joseph J. Sullivan, III has served as chief operating officer of BiznessOnline.com, Inc. since September 2000. From January 1997 to
September 2000, Mr. Joseph Sullivan was vice president of Telecon Communications Corp., a provider of telecommunication services. From June 1995 to January 1997, Mr. Sullivan was vice president of Eastern Region Operations of Citizens Communications, a local telephone operations company.

    Daniel J. Sullivan has served as chief financial officer and vice president since January 1999. From December 1997 through January 1999, Mr. Sullivan served as controller of the Vitronics-Soltec division of a subsidiary of Dover Corporation. Vitronics-Soltec manufactures capital equipment for the electronics industry. From April 1994 until December 1997, he was vice president and controller of Vitronics Corporation, a manufacturer of capital equipment for the electronics industry, which traded on the American Stock Exchange prior to its acquisition by Dover Corporation in 1997.

    EXECUTIVE COMPENSATION. The following table provides certain summary information with respect to the compensation earned by each of the named executive officers in the table for the fiscal years ended December 31, 2001, 2000, and 1999:

                           SUMMARY COMPENSATION TABLE

                                                                    ANNUAL                LONG TERM
                                                                 COMPENSATION       COMPENSATION AWARD(S)
                                                              -------------------   ---------------------
NAME AND PRINCIPAL POSITION                          YEAR     SALARY$     BONUS$     STOCK OPTION(S) (#)
---------------------------                        --------   --------   --------   ---------------------
Mark E. Munro....................................    2001     185,096          0            50,000
  Chairman, President, Treasurer,                    2000     125,000          0            50,000
  Secretary and Chief Executive Officer              1999     125,000     50,000                 0

Joseph J. Sullivan, III..........................    2001     125,000          0             1,000
  Chief Operating Officer                            2000      95,750          0            10,000
                                                     1999           0          0                 0

Daniel J. Sullivan...............................    2001     137,019          0           250,000
  Chief Financial Officer and Vice President         2000     125,000          0            20,000
                                                     1999     115,384     35,000            90,000

    Any perquisites or other personal benefits received from BiznessOnline.com by any of the named executives that were less than the reporting thresholds established by the Securities and Exchange Commission (the lesser of $50,000 or 10 percent of the individual's annual salary and bonus) are omitted.

    EMPLOYMENT AGREEMENTS. We entered into an employment agreement with Mr. Munro which provides for an initial term of three years commencing
January 1, 1999 at an initial annual base salary of $125,000 plus an annual performance bonus to be determined by our compensation committee. On July 1, 2001, Mr. Munro's employment agreement was amended to increase his base salary to $250,000. Mr. Munro's employment agreement also contains termination provisions that require us to pay Mr. Munro 1.5 times his annual base salary in the event he is terminated without cause during the term of the agreement, or two times his annual base salary in the event he is terminated in connection with a change of control during the term of the agreement. In the event termination occurs in connection with a change of control, any options granted Mr. Munro will become fully vested. Mr. Munro's agreement also provides for health insurance benefits and contains non-competition provisions that prohibit him from competing with us. The period covered by the non-competition provisions will end either one-year after the expiration or termination of the agreement.

    We entered into an employment agreement with Mr. Joseph Sullivan, which provides for an initial term of three years commencing March 31, 2000 at an initial annual base salary of $125,000. Mr. J. Sullivan was also granted an option to purchase 10,000 shares of our common stock at an exercise price of $4.875 per share, vesting 3,333 shares per year over a three-year period commencing May 5, 2000. Similar to our employment agreements with founders of companies acquired by BiznessOnline.com, Mr. J. Sullivan is entitled to an annual bonus during the employment term based on a percentage of revenue growth and "EBITDA" growth of Telecon Communications Corp. and Telesupport, Inc., each companies in which Mr. J. Sullivan was a founder and which were acquired by BiznessOnline.com. Such bonuses are payable in cash, stock, or stock options. In the event we terminate Mr. J. Sullivan without cause, Mr. J. Sullivan will receive his annual base salary for the remainder of the employment term and any options granted will become fully vested. Mr. J. Sullivan's employment agreement also contains health insurance benefits and a non-competition covenant that runs for a five-year period following termination.

    We have entered into an employment agreement with Mr. Daniel Sullivan which provides for a term of one-year commencing January 25, 1999 at an initial annual base salary of $125,000. The agreement automatically renews for additional one-year periods unless prior written notice is given of intention not to renew. Mr. D. Sullivan was also granted an option to purchase 30,000 shares of our common stock at an exercise price equal to $10.00 per share, vesting 10,000 shares per year over a three-year period. In the event we terminate Mr. D. Sullivan without cause, Mr. D. Sullivan will receive 1.5 times his annual base salary and health benefits for a period of one year. In the event Mr. D. Sullivan is terminated in connection with a change of control during the term of the agreement, he will receive 2.0 times his base salary and any options granted will become fully vested. Mr. D. Sullivan's employment agreement also contains health insurance benefits and a non-competition covenant that runs for a two-year period following termination. Mr. D. Sullivan's employment agreement was amended as of December 31, 2001 to provide that from January 1, 2002 until September 30, 2002

Mr. D. Sullivan will receive 2.0 times his base salary for such period with one-half of such amount being deposited into an escrow salary account. If
Mr. D. Sullivan were to voluntarily resign prior to September 30, 2002, he would not receive the escrowed amount. Otherwise, such funds shall be released to Mr. D. Sullivan upon the earlier to occur of a change-of-control or September 30, 2002.

    OPTION/SAR GRANTS TABLE. The following table sets forth certain information regarding options granted during fiscal 2001 to the named executive officers of BiznessOnline.com appearing in the preceding Summary Compensation Table. No stock appreciation rights were granted during such year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                      PERCENTAGE OF TOTAL
                                     NUMBER OF              OPTIONS         EXERCISE
                                     SECURITIES           GRANTED TO          PRICE
                                 UNDERLYING OPTIONS      EMPLOYEES IN        ($/PER        EXPIRATION
NAME                                GRANTED (1)           FISCAL 2001        SHARE)           DATE
----                             ------------------   -------------------   ---------   ----------------
Mark E. Munro..................         50,000               8.62%            0.20      January 16, 2011

Joseph J. Sullivan, III........          1,000               0.17%            0.20      January 16, 2011

Daniel J. Sullivan.............        275,000              43.11%            0.20      January 16, 2011

------------------------

(1) The options vest in 3 equal annual installments commencing on January 16, 2002.

    YEAR-END OPTION TABLE. The following table sets forth certain information regarding stock options held as of December 31, 2001 for the named executive officers appearing in the Summary Compensation Table. No stock options were exercised by any named executive officers during fiscal 2001.

              NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS
                            HELD AT FISCAL YEAR END

NAME                                                          EXERCISABLE   UNEXERCISABLE
----                                                          -----------   -------------
Mark E. Munro...............................................    16,667          83,333

Joseph J. Sullivan, III.....................................     3,333           7,667

Daniel J. Sullivan..........................................    53,333         306,667

    Value is based upon the last sales price $0.05 per share on December 31, 2001 as reported by NASDAQ. As of December 31, 2001, none of the options listed above were in-the-money.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

    The following table sets forth certain information, as of March 31, 2002, with respect to the beneficial ownership of shares of our common and preferred stock by (i) each person known to us to beneficially own more than 5% of our outstanding shares of common stock, (ii) our directors and nominees, (iii) our president and chief executive officer and the two other most highly compensated executive officers who were serving as executive officers on December 31, 2001, and (iv) all our executive officers and directors, as a group.

                                                                            AMOUNT AND NATURE OF
                                                                          BENEFICIAL OWNERSHIP(1)
                                                                          ------------------------
                                                                           NUMBER OF
                                                              TITLE OF      SHARES      PERCENTAGE
NAME AND ADDRESS                           TITLE                CLASS        OWNED       OWNED(2)
----------------                           -----              ---------   -----------   ----------
Mark E. Munro (3)............    Chief executive officer,        Common    2,730,109      24.99%
  1720 Route 34                    president, secretary,
  PO Box 1347                  treasurer and chairman of the
  Wall, NJ 07719                    board of directors

Susan Munro (4)..............               --                   Common    2,730,109      24.99%
  1720 Route 34
  PO Box 1347
  Wall, NJ 07719

MCG Capital Corporation
  and its subsidiary, MCG
  Finance Corporation (5)....               --                   Common   10,886,141      51.96%
  1100 Wilson Blvd., Suite                  --
  800
  Arlington, VA 22209........                                    Senior                     100%
                                                              Preferred       50,000

S. Keith London..............            Director                Common      409,134       3.78%
  1720 Route 34
  PO Box 1347
  Wall, NJ 07719

Bruce Becker.................               --                   Common      550,619       5.08%
  2 Woodland Drive
  Johnstown, NY 12095

Joseph Luciano (6)...........            Director                Common       52,500          *
  548 West Shore Trail
  Sparta, NJ 07871

                                                                            AMOUNT AND NATURE OF
                                                                          BENEFICIAL OWNERSHIP(1)
                                                                          ------------------------
                                                                           NUMBER OF
                                                              TITLE OF      SHARES      PERCENTAGE
NAME AND ADDRESS                           TITLE                CLASS        OWNED       OWNED(2)
----------------                           -----              ---------   -----------   ----------
John B. Fraser (7)...........            Director                Common       67,500          *
  1172 Park Avenue
  New York, NY 10128

Robert A. Byrne (6)..........            Director                Common       52,500          *
  3810 Quail Ridge Drive
  Boynton Beach, FL 33436

Daniel J. Sullivan (6).......     Chief financial officer        Common       70,000          *
  1720 Route 34                     and vice president
  PO Box 1347
  Wall, NJ 07719

Joseph J. Sullivan, III           Chief operating officer        Common      309,915       2.81%
  (8)........................
  1720 Route 34
  PO Box 1347
  Wall, NJ 07719

All current directors,                                                                    33.08%
director nominees and
executive officers
(7 persons)..................                                              3,691,658

------------------------

*   Less than 1%.

    In the preceding table:

(1) The number of shares beneficially owned by each director, executive officer and stockholder is determined under the rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 2002 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) For purposes of determining the percentage of common stock owned, the number of shares deemed outstanding includes shares of common stock as of March 31, 2002, plus any shares acquirable upon exercise of options or other rights within 60 days thereafter held by the person in question.

(3) Mr. Munro's shares include 1,337,554 shares of common stock owned by Mr. Munro's wife, Susan Munro, as to which Mr. Munro disclaims beneficial ownership. Mr. Munro's shares also include 50,001 shares, which may be acquired upon exercise of options within 60 days of March 31, 2002.

(4) Mrs. Munro's shares include 1,342,554 shares of common stock owned by Mrs. Munro's husband, Mark Munro, as to which Mrs. Munro disclaims beneficial ownership. Additionally, Mrs. Munro's shares include
    50,001 shares, which may be acquired upon exercise of options within 60 days of March 31, 2002 by Mr. Munro as to which she disclaims beneficial ownership.

(5) The shares include 761,757 shares owned by MCG Capital Corporation or its subsidiary MCG Finance Corporation (collectively, MCG), and 10,124,384 shares MCG is entitled to receive pursuant to certain warrants. MCG, as owner of all of the issued and outstanding Senior Preferred Stock is entitled to vote with the holders of Common Stock on all matters on which such holders of Common Stock have the right to vote. The holders of the Senior Preferred Stock have an aggregate number of votes on all matters equal to 45% of the total votes held by the holders of the Common Stock and the Senior Preferred Stock voting together as a single class (subject to reduction to the extent that MCG's Warrant is exercised such that the aggregate number of votes held by the holders of the Senior Preferred Stock and the holders of shares issued pursuant to the Warrant shall equal 45% of the total votes cast by the holders of Common Stock and the Senior Preferred Stock voting together as a single class).

(6) The shares owned by Messrs. Luciano, Byrne, and D. Sullivan represent shares which may be acquired upon exercise of options within 60 days of March 31, 2002.

(7) Mr. Fraser's shares include 52,500 shares of common stock which may be acquired upon exercise of options within 60 days of March 31, 2002, and 12,000 shares owned by Mr. Fraser's spouse as to which Mr. Fraser disclaims beneficial ownership.

(8) Mr. J. Sullivan's shares include 6,999 shares of common stock which may be acquired upon exercise of options within 60 days of March 31, 2002. Additionally, Mr. J. Sullivan's shares include 88,688 which Mr. J. Sullivan purportedly transferred in a private sale to an unaffiliated third party on or about December 28, 2002. To our knowledge, our transfer agent has not recognized such transfer on its books.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Mark E. Munro (President, CEO and Chairman), Daniel J. Sullivan (Vice President and Chief Financial Officer), and Joseph J. Sullivan, III (Chief Operating Officer. See "Executive Officers of the Company" and "Employment Agreements" above.

    FINANCING AND CHANGE OF CONTROL

    On March 16, 2000, we closed a $15 million senior credit facility with MCG. On December 13, 2000, we amended the facility to increase the amount to $17 million and amend certain of the covenants. On December 31, 2001, we issued MCG 50,000 shares of our Senior Preferred Stock, par value $.01 per share, at a purchase price of $100 per share, and a Warrant to purchase 10,124,384 shares of its Common Stock, par value $.01 per share, at an exercise price of $.01 per share. MCG paid the consideration for the issuance of the Senior Preferred Stock in the form of cancellation of a portion of our outstanding debt and accrued interest to MCG in the amount of $5 million. The consideration for the issuance of the Warrant was the cancellation of all of our outstanding common stock warrants held by MCG and the execution and delivery of an amended credit agreement between us and MCG, which included, among other things, restructuring the payment of interest, deferring the repayment of principal until May 2003, and increasing our line of credit by $750,000.

    Prior to the issuance of the 50,000 shares of senior preferred stock and the warrant to purchase 10,124,384 shares of common stock, MCG and its affiliates beneficially held 3,339,112 shares of common stock representing beneficial ownership of 26.6% of the Company, which shares included 761,757 shares MCG or its affiliates received in accordance with certain financing agreements and 2,577,355 shares MCG was entitled to receive pursuant to certain warrants that were cancelled as part of the December 31, 2001 transaction.

    As of the date hereof, MCG and its affiliates beneficially own (i) 100% or all of the outstanding shares of senior preferred stock, and (ii) approximately 52% of the outstanding shares of common stock, which shares include 761,757 shares owned outright and 10,124,384 shares acquirable upon exercise of the warrant.

    In addition to being entitled to cast 45% of the vote in the election of directors to our Board, the holders of the senior preferred stock are entitled to elect one director to our Board to serve for a term of three years or longer, until his successor is duly elected and qualified. The director elected by the holders of the senior preferred stock shall serve on our audit and compensation committees (or similar committees), if any.

    GENERAL RELEASE AND SEVERANCE

    On October 1, 2001, we entered into a General Release and Waiver with S. Keith London, a director. The agreement terminated Mr. London's employment agreement. Pursuant to the agreement all employment related compensation terminated and all outstanding, unexercised stock options were cancelled. Mr. London was given a one-year severance at his base rate less applicable payroll deductions and his health insurance will continue for one year.

                          APPROVAL OF 2002 STOCK PLAN

(PROPOSAL 2)

    Our board of directors adopted the 2002 Stock Plan, subject to the approval by the stockholders. Under the Internal Revenue Code of 1986, as amended (the "Code"), stockholder approval is necessary for stock options relating to the shares issuable under the plan to qualify as incentive stock options under
Section 422 of the Code. Approval for purposes of the Code will require the affirmative vote of a majority of the shares of voting stock present or represented at the meeting and voting on the 2002 Plan. The full text of the 2002 Stock Plan as adopted by the board of directors is printed in

Appendix B. The following is a summary of some of the provisions and is qualified by the full text found in Appendix B to this proxy statement.

    The 2002 Plan will be administered by the board of directors or a committee appointed by the board. The board or a committee so appointed will select the individuals to whom awards are granted and will determine the terms of each award, subject to the provisions of the plan. Awards may be granted under the 2002 plan to officers, directors, employees and consultants. Incentive options may only be granted to employees, with directors and consultants being eligible to receive non-qualified options. As of December 31, 2001, four directors (excluding Mr. Munro who is also an employee-officer) and three officers and approximately 100 non-officer employees were eligible to participate in the 2002 plan.

    The 2002 Plan authorizes the grant of (i) options to purchase our common stock intended to qualify as incentive stock options, as defined in Section 422 of the Code, (ii) options that do not so qualify, non-qualified options, and
(iii) shares of stock at no cost or at a purchase price determined by the board or committee so appointed, subject to restrictions and conditions determined by the board or committee. Up to 4,000,000 shares of our common stock (subject to adjustment upon certain changes in capitalization) may be issued pursuant to awards granted under the 2002 plan. In no event may any plan participant be granted options with respect to more than 1,000,000 shares of common stock in any calendar year.

    No incentive options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all of our classes of stock). The exercise price of all options granted under the plan must be at least equal to the fair market value of our common stock on the date of grant (110% of fair market value in the case of an incentive option granted to a greater-than-ten percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to the incentive options which first become exercisable by an employee or officer in any calendar year may not exceed one hundred thousand dollars ($100,000). Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee.

    Options generally may not be exercised (i) after termination of the optionee's employment or directorship whether voluntarily by the company for cause, (ii) three months after termination of the optionee's employment or directorship with the company without cause, (iii) 180 days following the optionee's termination of employment or directorship with the company by reason of disability or (iv) 180 days following the optionee's termination of employment or directorship with the company by reason of death. Payment of the exercise price of the shares subject to the option may be made (i) in cash or by certified or bank check or other instrument acceptable to the board or committee for an amount equal to the option price for such chares, (ii) with the consent of the board or committee in the form of shares of our common stock having a fair market value equal to the option price of such shares (iii) with the consent of the board or committee by the optionee delivering to the company a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the company cash or a check payable to acceptable to the corporation to pay the purchase price provided that the optionee and the broker comply with any procedures and enter into any agreements prescribed by the board as a condition of such payment procedure, or (v) by any other means with the board or committee determines are consistent with the plan and applicable laws and regulations.

    FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 2002 PLAN. The grantee of a nonqualified option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-qualified option, the difference between the fair market value of the underlying shares of stock on the exercised date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the company may deduct for the year of exercises an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

    The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If no disposition of shares acquired upon exercise of the incentive option is made by the holder within two years from the date of grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the value of the underlying shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

    The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

    In connection with the sale of the shares covered by incentive options, the company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder received ordinary income, subject to certain limitations on the deductibility of compensation paid to executives.

    Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the 2002 Plan. Holders representing approximately 77% of the vote have indicated to the company that they intend to vote in favor of the 2002 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2002 STOCK PLAN.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

    Aggregage fees billed for KPMG, LLP's audit of BiznessOnline.com's annual financial statements for the year ended December 31, 2001 and for its reviews of the financial statements included in each of BiznessOnline.com's Forms 10-Q for the year ended December 31, 2001 and related matters, totaled $91,178. All of this amount had been billed as of December 31, 2001.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by KPMG for any financial information systems design and implementation services for the fiscal year ended December 31, 2001.

    ALL OTHER FEES

    The aggregate fees billed by KPMG for services rendered to BiznessOnline.com, other than the services described above for the fiscal year ended December 31, 2001 were $63,000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    BiznessOnline.com's independent public accountants for the year ended December 31, 2001 was the firm of KPMG, LLP. It is expected that representatives of such firm will (i) attend the annual meeting, (ii) have an opportunity to make a statement if they desire to do so, and (iii) be available to respond to appropriate questions.

    The Board of Directors has not determined whether or not it is in our best interest to retain KPMG, LLP for the current fiscal year because of cost considerations. Other alternatives are being investigated.

              SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1394
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities (collectively, "insiders"), to file reports of ownership and changes in ownership with Securities and Exchange Commission. Insiders are required by the Commission's regulations to furnish us with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to our insiders were satisfied, with the exception of a Form 4 filed by John B. Fraser, a director, reporting disposition of securities by his spouse. Mr. Fraser disclaims beneficial ownership of shares of BiznessOnline.com common stock held solely in his spouse's name.

                                 OTHER BUSINESS

    Management does not intend to bring any matters before the meeting other than those set forth in the accompanying notice. Management knows of no other matters to be brought before the meeting by others. However, if any other matters are properly brought before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    To be included in our proxy materials for the next annual meeting, we must receive stockholder proposals intended to be presented at our 2003 annual meeting of stockholders a reasonable time before we begin to print and mail such materials next year. At this point, we believe that we will hold our 2003 annual meeting in May 2003, and that we will begin to print and mail materials for such meeting in early April 2003. We further believe that it is reasonable to require that any such stockholder proposals be received at our headquarters at least
90 days prior to printing and mailing such materials. Accordingly, we must receive stockholder proposals on or before January 2, 2003 in order for the proposal to be eligible for inclusion in the proxy relating to that meeting. These proposals must be in writing and delivered to our corporate offices as follows: 1720 Route 34, PO Box 1347, Wall, New Jersey 07719, Attention:
Corporate Secretary.

    A stockholder who wishes to make a proposal at the next annual meeting of the stockholders without including the proposal in our proxy statement must submit the proposal in accordance with our bylaws which generally provide that written notice of the proposal be delivered to us within ten days of the date we announce the date of our next annual meeting of the stockholders. A copy of our bylaws may be obtained by contacting our corporate secretary.

                          ANNUAL REPORT AND FORM 10-K

    Our annual report on Form 10-K for our 2001 fiscal year (excluding exhibits) is enclosed with this proxy statement. WE WILL FURNISH (UPON PAYMENT OF A REASONABLE CHARGE) A COPY OF ANY EXHIBITS UPON WRITTEN REQUEST. Any such request should be directed to our corporate secretary, 1720 Route 34, P.O. Box 1347, Wall, New Jersey 07719. The exhibits are also available on the Internet through the Securities and Exchange Commission's website Edgar Filings Section at WWW.SEC.GOV.

                                          By Order of the Board of Directors,

                                          /s/ MARK E. MUNRO
                                          Mark E. Munro, Secretary

Wall, New Jersey
April 29, 2002

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                            BIZNESSONLINE.COM, INC.

    The Audit Committee (the "Committee"), of the Board of Directors (the "Board") of BiznessOnline.com, Inc., a Delaware corporation (the "Company"), will have the oversight responsibility, authority, and specific duties as described below.

COMPOSITION

    The Committee will be comprised of three or more directors as determined by the Board, a majority of which shall be independent as defined by the requirements of NASDAQ. The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

    The Committee is part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accounts, financial management, and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

    Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

    The Committee is to meet at least three times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate.

ATTENDANCE

    Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

    - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

    - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

    - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management, which, if not satisfactory resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

    - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the

    Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit, and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh, and consider expert advice as to Audit Committee related rules of the NASDAQ, Statements on Auditing Standards, and other accounting, legal and regulatory provisions.

17. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MINUTES AND REPORTS

    The minutes of each meeting shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time-to-time, or whenever so requested by the Board.

                                                                  Appendix B


                             BIZNESSONLINE.COM, INC.
                                 2002 STOCK PLAN

1.   PURPOSE.

     The purpose of the BiznessOnline.com, Inc. 2002 Stock Plan (the "Plan") is to encourage key employees of BiznessOnline.com, Inc., a Delaware corporation (the "Company"), and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code");
(b) the grant of options which do not qualify as ISOs ("Non-Qualified Options");
(c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

2.   ADMINISTRATION OF THE PLAN.

     A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(C) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6 in the case of ISOs; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock

Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

     B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     C. PERFORMANCE-BASED COMPENSATION. The Board, in its discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of the Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

3.   ELIGIBLE EMPLOYEES AND OTHERS.

     ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, director or consultant of the Company or any Related Corporation. The Committee may also take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

4.   STOCK.

     The stock subject to Stock Rights shall be authorized but unissued shares the Company's Common Stock, par value $0.01 per share ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 4,000,000 shares of Common Stock, subject to adjustment as provided in paragraph 13. No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 1,000,000 shares of Common Stock under the Plan, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the unpurchased shares of Common Stock subject to such Option shall again be available for grants of Stock Rights under the Plan.

5.   GRANTING OF STOCK RIGHTS.

     Stock Rights may be granted under the Plan at any time on or after DECEMBER 31, 2001 and prior to DECEMBER 31, 2011. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

6.   MINIMUM OPTION PRICE; ISO LIMITATIONS.

     A. PRICE FOR NON-QUALIFIED OPTIONS, AWARDS AND PURCHASES. Subject to paragraph 2(C) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall be determined by the Committee.

     B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of the Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

     C. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options, and the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

     D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7.   OPTION DURATION.

     Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

8.   EXERCISE OF OPTION.

     Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

     A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

9.   TERMINATION OF EMPLOYMENT.

     Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10.  DEATH; DISABILITY.

     A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of
(i) the specified expiration date of the ISO or (ii) one hundred eighty (180) days from the date of the optionee's death.

     B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) one hundred eighty (180) days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

11.  ASSIGNABILITY.

     No ISO shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee shall be exercisable only by such optionee. Stock Rights other than ISOs shall be transferable to the extent set forth in the agreement relating to such Stock Right.

12.  TERMS AND CONDITIONS OF OPTIONS.

     Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     13.1. STOCK DIVIDENDS AND STOCK SPLITS. If the Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     13.2. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company' assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the

"Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

     13.3. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph 13.2 above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     13.4. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs 13.1, 13.2 or 13.3 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

     13.5. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, then the Committee shall, as to outstanding Options, at its discretion provide, upon written notice to the optionees, (i) that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period, the Options shall terminate or (ii) that such Options (including those which have not yet vested) shall be exercisable within a specified number of days of such notice, at the end of which period the Options shall terminate.

     13.6. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     13.7. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

     13.8. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs 13.1, 13.2 or 13.3 above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

14.  MEANS OF EXERCISING OPTIONS.

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option provided that such shares have been held by the optionee for at least six (6) months, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.  TERM AND AMENDMENT OF PLAN.

     This Plan was adopted by the Board on DECEMBER 31, 2001, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders (the "Stockholder Approval"). If Stockholder Approval is not obtained prior to DECEMBER 31, 2002, ISOs granted under the Plan prior to such date shall be treated as Non-Qualified Options. The Plan shall expire at the end of the day on DECEMBER 31, 2011 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of Stockholder

Approval. The Board may terminate or amend the Plan in any respect at any time, except that, if Stockholder Approval has been obtained, then the Board must obtain the approval of the stockholders within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions:
(a) to increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 13); (b) to modify the provisions of paragraph 3 regarding eligibility for grants of ISOs; (c) to modify the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment pursuant to paragraph 13); and
(d) to extend the expiration date of the Plan. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.

16.  MODIFICATIONS OF ISOS; CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS.

     Subject to paragraph 13(D), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of such action, the Company shall issue separate certificates to the optionee with respect to Options that are Non-Qualified Options and Options that are ISOs.

17.  REPRICING.

     Without the prior approval of the Company's stockholders obtained in the manner stated in Section 15, Options issued under the Plan will not be repriced, replaced or regranted through cancellation or by lowering the Option exercise price of a previously granted Option.

18.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

19.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSTION.

     By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two (2) years following the date the ISO was granted or (b) the date one (1) year following the date the ISO was exercised.

20.  WITHHOLDING OF ADDITIONAL TAXES.

     Upon the exercise of a Non-Qualified Option, the transfer of a Non-Qualified Stock Option pursuant to an arm's length transaction, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 19), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option,
(ii) the transfer of a Non-Qualified Stock Option, (iii) the grant of an Award,
(iv) the making of a Purchase of Common Stock for less than its fair market value, or (v) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

21. PURCHASE FOR INVESTMENT. Unless the offering and sale of shares to be issued upon exercise of an Option or as a result of a Purchase shall have been effectively registered under the Act, the Company shall be under no obligation to issue such shares unless and until the following conditions have been fulfilled: Such person(s), prior to the receipt of the shares, shall warrant to the Company that such person(s) are acquiring the shares for their own account, for investment, and not with a view to, or in connection with, the distribution of any such shares. Such person(s) shall also be bound by the following legend which shall be endorsed upon the share certificate(s): THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR DELIVERY OF AN OPINION OF COUNSEL TO THE COMPANY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

22.  GOVERNMENTAL REGULATION.

     The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

23.  GOVERNING LAW.

     The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

                             BIZNESSONLINE.COM, INC.

  PROXY SOLICITED BY BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Mark E. Munro and Daniel J. Sullivan as proxies, with power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of BiznessOnline.com, Inc. (the "Company") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of BiznessOnline.com, Inc. (the "Company") to be held on Friday, June 7, 2002 at 10:00 a.m. at the Sheraton Eatontown Hotel & Conference Center, Eatontown, New Jersey, and any adjournments thereof.

ITEM 1. To elect the following nominees for director (except as marked below) to serve until the next annual meeting and thereafter until their successors and assigns are duly elected and qualified: Mark E. Munro, S. Keith London, and John B. Fraser:

                  FOR ALL NOMINEES        WITHHOLD          FOR ALL EXCEPT
                     [     ]              [     ]            [     ]

         NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name of the nominee in the list above. Your shares will be voted for the remaining nominees.

ITEM 2.           To approve the BiznessOnline.com, Inc. 2002 Stock Plan:

                  FOR  [     ]  AGAINST  [     ]  ABSTAIN  [     ]


To transact such other business as may properly be presented to the meeting or any adjournment thereof.